FIVE LONG ISLAND PROPERTIES, LLC FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS’ REPORT FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

FIVE LONG ISLAND PROPERTIES, LLC FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS’ REPORT FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012 TABLE OF CONTENTS Independent Auditors’ Report on Financial Statements ................................................................... 1 Audited Financial Statements Statements of Financial Position ........................................................................................................... 2 Statements of Operations ....................................................................................................................... 3 Statements of Member’s Equity ............................................................................................................ 4 Statements of Cash Flows ...................................................................................................................... 5 Notes to the Financial Statements ......................................................................................................... 6

INDEPENDENT AUDITORS’ REPORT ON FINANCIAL STATEMENTS Member of Five Long Island Properties, LLC We have audited the accompanying financial statements of Five Long Island Properties, LLC (the “Company”) which comprise the statements of financial position as of December 31, 2013 and 2012, and the related statements of operations, member’s equity, and cash flows for the years then ended, and the related notes to the financial statements. Management’s Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditor’s Responsibility Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the changes in its member’s equity and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Bohemia, New York March 28, 2014

DECEMBER 31, 2013 2012 Current Assets: 2,862,391$ 1,530,037$ 196,745 221,061 1,483,755 1,074,844 TOTAL CURRENT ASSETS 4,542,891 2,825,942 50,532,566 50,893,477 TOTAL ASSETS 55,075,457$ 53,719,419$ Current Liabilities: 3,463,389$ 3,451,447$ 636,649 - TOTAL LIABILITIES 4,100,038 3,451,447 Commitments and contingencies (Notes 4, 5, and 6) Member's Equity 47,315,645 47,315,645 3,659,774 2,952,327 TOTAL MEMBER'S EQUITY 50,975,419 50,267,972 TOTAL LIABILITIES AND MEMBER'S EQUITY 55,075,457$ 53,719,419$ The accompanying notes are an integral part of these financial statements. -2- FIVE LONG ISLAND PROPERTIES, LLC Cash and cash equivalents………………………………………… Accounts receivable, net…………………………………………… Prepaid expenses…………………………………………………… LIABILITIES AND MEMBER'S EQUITY Property and equipment, net of accumulated depreciation (Note 3)…………………………… Accounts payable and accrued expenses ………………………… Deferred revenue…………………………………………………… Capital contributions………………………………………………… Undistributed earnings……………………………………………… STATEMENTS OF FINANCIAL POSITION ASSETS

FIVE LONG ISLAND PROPERTIES, LLC

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

		2013		2012
REVENUE				
Sales	$	30,176,041	$	28,891,507
Miscellaneous revenue		27,032		29,737
TOTAL REVENUE		30,203,073		28,921,244
OPERATING EXPENSES				
Salaries		11,186,179		11,567,123
Payroll taxes and employee benefits		2,171,061		2,058,193
Real estate taxes		1,344,596		1,284,646
Utilities		1,380,822		1,177,128
Food		1,506,913		1,422,786
Management fees (Note 6)		1,345,633		1,287,316
Insurance		476,322		549,617
Advertising and marketing		190,366		246,236
Repairs and maintenance		501,568		523,677
Bad debts		31,996		96,650
Kitchen supplies		124,000		130,274
Housekeeping supplies		177,632		169,516
Maintenance contracts		99,244		82,675
Professional fees		110,254		109,972
Recreation		74,049		66,071
Office supplies		85,590		90,704
Vehicle-related		29,572		33,767
Minor equipment and related		12,346		11,272
Medical supplies		26,235		28,781
Dues and subscriptions		1,240		823
Temporary help		100,947		49,887
Credit card fees		29,643		25,405
Bank charges		65		845
Miscellaneous expenses		141,982		56,778
TOTAL OPERATING EXPENSES		21,148,255		21,070,142
NET OPERATING INCOME		9,054,818		7,851,102
NON-OPERATING INCOME/(EXPENSES)				
Depreciation (Note 3)		(1,842,371)		(1,739,584)
Refund of real estate taxes (Note 5)		56,068		2,053,790
Other non-operating expenses		(505,000)		(1,450,000)
NET NON-OPERATING EXPENSES		(2,291,303)		(1,135,794)
NET INCOME	$	6,763,515	$	6,715,308

The accompanying notes are an integral part of these financial statements. -3-

FIVE LONG ISLAND PROPERTIES, LLC

STATEMENTS OF MEMBER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Capital Contributions	Undistributed Earnings	Total Member's Equity
Beginning of year - January 1, 2012	$ 47,315,645	$ 4,074,450	$ 51,390,095
Net income	-	6,715,308	6,715,308
Member distributions	-	(7,837,431)	(7,837,431)
End of year - December 31, 2012	$ 47,315,645	$ 2,952,327	$ 50,267,972
Net income	$ -	$ 6,763,515	$ 6,763,515
Member distributions	-	(6,056,068)	(6,056,068)
End of year - December 31, 2013	$ 47,315,645	$ 3,659,774	$ 50,975,419

The accompanying notes are an integral part of these financial statements. -4-

FOR THE YEARS ENDED DECEMBER 31, 2013 2012 CASH FLOWS FROM OPERATING ACTIVITIES: 6,763,515$ 6,715,308$ Adjustments to reconcile net income to net cash provided by operating activities: 1,842,371 1,739,584 31,996 96,650 Changes in operating assets and liabilities: (7,680) (190,618) - 71,458 (408,911) (71,517) 11,942 468,273 636,649 (448,679) NET CASH PROVIDED BY OPERATING ACTIVITIES 8,869,882 8,380,459 CASH FLOWS USED IN INVESTING ACTIVITIES: (1,481,460) (2,027,944) CASH FLOWS USED IN FINANCING ACTIVITIES: (6,056,068) (7,837,431) NET CHANGE IN CASH 1,332,354 (1,484,916) 1,530,037 3,014,953 2,862,391$ 1,530,037$ The accompanying notes are an integral part of these financial statements. -5- Prepaid expenses……………………………………………… Depreciation…………………………………………………… STATEMENTS OF CASH FLOWS Net income…………………………………………………………… FIVE LONG ISLAND PROPERTIES, LLC Due from management company…………………………… Bad debts………………………………………………………… Accounts receivable…………………………………………… Accounts payable and accrued expenses…………………… Capital expenditures for property and equipment……………… Cash and cash equivalents, end of year………………………………… Cash and cash equivalents, beginning of year………………………… Member distributions……………………………………………… Deferred revenue………………………………………………

FIVE LONG ISLAND PROPERTIES, LLC NOTES TO THE FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012 -6- NOTE 1 – BUSINESS OVERVIEW This summary of significant accounting policies of Five Long Island Properties, LLC (the “Company”) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements. Nature of Business Arcadia Management Inc. (“Arcadia”) is the established New York State Department of Health- approved, licensed operator of the five assisted living facilities owned by the Company, located in Islandia (two locations), Hauppauge, Bohemia, and Westbury, New York, all of which are concentrated in Long Island, New York. These facilities, known as The Arbors at Islandia East, The Arbors at Islandia West, The Arbors at Hauppauge, The Arbors at Bohemia, and The Arbors at Westbury, are each licensed as adult homes approved to house up to two hundred senior residents needing or wanting supportive services. As the licensed operator, Arcadia is responsible for the day-to-day operations of these facilities in accordance with Articles 28, 36, and 40 of the Public Health Law and Article 7 of the Social Services Law. The goal of the Company and Arcadia is to foster independence of its senior residents while protecting their safety and welfare. Effective September 21, 2005, the Company contracted with Arcadia to perform essentially all managerial, operational, financial, and personnel functions for the Company’s facilities. Arcadia is paid a management fee, subject to contractual increases when certain performance goals are achieved. See Note 6 for further details. Income Taxes As a limited liability company, the Company’s taxable income or loss is allocated to its single member. Therefore, no provision or liability for income taxes has been included in the financial statements. NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Accounting The Company reports its income and expenses on the accrual basis of accounting. Revenue is recorded when earned and expenses are recorded when incurred.

FIVE LONG ISLAND PROPERTIES, LLC NOTES TO THE FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012 -7- NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Cash and Cash Equivalents The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. Accounts are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). Accounts Receivable The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of accounts receivable. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change. Accounts receivable are presented net of an allowance for doubtful accounts of $374,403 and $371,222 at December 31, 2013 and 2012, respectively. Property and Equipment Property and equipment are stated at original cost. Depreciation on owned and leased assets is computed using the straight-line method at rates based on the estimated useful lives (in years) of individual assets or classes of assets as follows: Buildings and building improvements ............ 39 Furniture and fixtures ........................................ 7 Equipment and vehicles ..................................... 5 Generally a half-year of depreciation is provided for in the years of acquisition and disposal. Repairs and maintenance are expensed as incurred and betterments in excess of $1,000 are capitalized. The related costs and accumulated depreciation or amortization of disposed assets are eliminated, and any gain or loss on disposition is included in income. Compensated Absences Employees of the Company are entitled to paid vacation depending on job classification, length of service, and other factors. At December 31, 2013 and 2012, the Company has included accrued vacation time as part of accounts payable and accrued expenses in the accompanying statements of financial position. Reclassifications Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform to the presentation in the current year financial statements.

FIVE LONG ISLAND PROPERTIES, LLC NOTES TO THE FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012 -8- NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Revenue Recognition The Company recognizes revenues as earned. Amounts collected in advance of the period in which service is rendered are recorded as a liability (deferred revenue) in the accompanying statements of financial position. Substantially all revenue earned by the Company is derived from resident housing and related services. Advertising The Company uses advertising to promote its services among the markets it serves. The production costs of advertising are expensed as incurred. Use of Estimates The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recorded amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Subsequent Events The Company has evaluated events and transactions that occurred between January 1, 2014 and March 28, 2014, which is the date the financial statements were available to be issued, for possible disclosure and recognition in the financial statements. NOTE 3 – PROPERTY AND EQUIPMENT Property and equipment consisted of the following at December 31,: 2013 2012 Land ...................................................................... $ 7,172,339 $ 7,172,339 Buildings and building improvements ............ 54,672,633 53,598,519 Furniture and fixtures ........................................ 1,004,609 840,005 Equipment ............................................................ 1,582,074 1,343,130 Vehicles ................................................................. 151,517 147,719 Total cost .............................................................. 64,583,172 63,101,712 Accumulated depreciation ................................. (14,050,606) (12,208,235) Property and equipment, net ............................ $ 50,532,566 $ 50,893,477

FIVE LONG ISLAND PROPERTIES, LLC NOTES TO THE FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012 -9- NOTE 4 – DUE FROM MANAGEMENT COMPANY Prior to Arcadia contracting with the Company to manage the properties, certain costs related to Arcadia’s internal operations were paid by the Company. As of December 31, 2013 and 2012, no amounts were due to the Company from Arcadia. From time-to-time, certain other intercompany transactions take place. NOTE 5 – LEGAL MATTERS The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial position or results of operations of the Company. During the year ended December 31, 2012, the Company received refunds of real estate tax (net of related expenses) totaling approximately $2.1 million, while also reducing future annual real estate tax costs by approximately $478,000. NOTE 6 – MANAGEMENT FEES Per the management agreement between the Company and Arcadia, Arcadia is entitled to $35,000 per month for back office operations and $30,000 per month for its management fee. Upon signing an extension of the management agreement in September 2013 the monthly back office operations charge increased to $40,000. When net operating profit exceeds $300,000 for the three preceding months, the monthly management fee increases from $30,000 to 3% of revenue for the preceding month. Beginning with the year ended December 31, 2010, the Company and Arcadia agreed to interpret this as Arcadia being entitled to 3% of revenue when net operating profits exceeds $300,000 on average for the three preceding months. The Company averaged more than $300,000 per month in net operating profits during every month of the years ended December 31, 2013 and 2012, which entitled Arcadia to 3% of both years’ revenue. As such, management fees for the years ended December 31, 2013 and 2012 totaled $905,633 and $867,316, respectively. The total fee for back office operations was $440,000 and $420,000 for the years ended December 31, 2013 and 2012, respectively.